EXHIBIT 23
                                                                      ----------

           [Letterhead of Dworken, Hillman, LaMorte & Sterczala, P.C.]




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation in the Form 10-K/A Amendment No. 3 of our report dated January 31, 2002 relating to the financial statements of Birmingham Utilities, Inc. for the year ended December 31, 2001.



/s/ Dworken, Hillman, LaMorte & Sterczala, P.C.

May 20, 2002